Exhibit 10.2

LOAN AGREEMENT

THIS LOAN AGREEMENT, made and entered into as of the 29th day of December, 2011, by and between FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation, and FRANKLIN STREET PROPERTIES CORP., a Maryland corporation.

WITNESSETH THAT, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

DEFINITIONS

For the purposes of this Agreement, the following terms shall have the following respective meanings, unless the context hereof clearly requires otherwise:

Advance Date: The date on which the proceeds of a Revolving Advance requested by Borrower or otherwise made by Lender hereunder is funded.

Advance Request: As defined in Section III.1.A.

Affiliate: When used with reference to any Person, (a) each Person that, directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person which beneficially owns or holds, directly or indirectly, five percent (5%) or more of any class of voting stock of the Person referred to (or if the Person referred to is not a corporation, five percent (5%) or more of the equity interest therein), (c) each Person, five percent (5%) or more of the voting stock (or if such Person is not a corporation, five percent (5%) or more of the equity interest therein) of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Person’s officers, directors, members, managers, governors, joint venturers and partners. The term control (including the terms “controlled by” and “under common control with”) means the possession, directly, of the power to direct or cause the direction of the management and policies of the Person in question.

Agreement: This Loan Agreement, including any extensions, amendments, renewals, supplements, modifications, substitutions, restatements and replacements hereof and hereto executed by Borrower and Lender.

Assignment: A first Assignment of Leases and Rents securing the Note and this Agreement and covering the Project, executed by Borrower to Lender, including any extensions, amendments, renewals, supplements, modifications, substitutions, restatements and replacements thereof and thereto executed by Borrower and Lender.

BOA Loan: As defined in Section I.10.

Board: The Board of Governors of the Federal Reserve System or any successor thereto.

Borrower: FSP 50 South Tenth Street Corp., a Delaware corporation.

Business Day: Any day (other than a Saturday, a Sunday, or a legal holiday in the State of Minnesota) on which national banks are permitted to be open.

Closing Date: The date of this Agreement.

Code: The Internal Revenue Code of 1986, as amended.

Consultants: Third party experts retained by Lender to assist it in connection with closing, advancing or administering the Loan.

Contractor: Any person, party or entity which has a contract or subcontract under which payment may be required for any work done, material supplied or services furnished in connection with acquiring, constructing, financing, equipping, leasing and/or developing the Project.

default: Any event which, with the giving of notice (whether such notice is required under Section VI.1, or under some other provision of this Agreement, or otherwise) or lapse of time, or both, would constitute an event of default.

Default Rate: The Default Rate of interest specified in Section I.4.B hereof.

Environmental Assessment: A current, written environmental review, audit, assessment or report addressed to Lender, setting forth the results of an investigation of the Project, including an historical investigation of the uses and ownership of the Real Property, contacts with appropriate governmental agencies and any Tests which may be requested by Lender, prepared by a competent environmental engineer or consultant who is acceptable to Lender and is licensed, bonded and insured in accordance with all applicable statutes, and which otherwise complies with Lender’s requirements therefor.

Equipment: All fixtures, equipment and personal property owned by Borrower and located or to be located in or on, and used in connection with the improvement, management, maintenance or operation of, the Real Property and the Improvements.

event of default: Any event described in Section VI.1.

Exit Fee: The Exit Fee specified in Section I.7.

GAAP: Generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of any date of determination.

Governmental Requirements: All laws, statutes, codes, ordinances, and governmental rules, regulations and requirements applicable to Borrower, Lender and/or the Project.

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Immediately Available Funds: Funds with good value on the day and in the city in which payment is received.

Improvements. The improvements made or to be made on the Real Property.

Indemnification Agreement: Lender’s form of indemnification agreement relating to environmental and accessibility matters, covering the Project and executed by Borrower in favor of Lender, including any extensions, amendments, renewals, supplements, modifications, substitutions, restatements and replacements thereof and thereto executed by Borrower and Lender.

Indemnitee: As defined in Section VII.11.

Interest Rate: The Interest Rate specified in Section I.4.A.

Lender: FRANKLIN STREET PROPERTIES CORP., a Maryland corporation, and its successors and assigns.

Loan: The loan of proceeds of the Note by Lender to Borrower, which consists of the Term Loan Portion of the Loan and the Revolving Loan Portion of the Loan, made pursuant to the terms of this Agreement, plus all other sums advanced by Lender to or for the benefit of Borrower hereunder or under any other Loan Document, in the maximum aggregate principal amount of up to $106,200,000.00.

Loan Documents: This Agreement and the documents described in Section II.3, which evidence, secure and/or otherwise relate to the Loan, including but not limited to the Note, the Mortgage, and the Assignment, including any amendments thereof and supplements thereto executed by Lender and Borrower (and/or any other party thereto) but expressly excluding the Indemnification Agreement, each a “Loan Document”.

Maturity Date: December 31, 2013.

Maximum Loan Amount: The Maximum Loan Amount specified in Section I.1.

MCDA: The Minneapolis Community Development Agency, a public body corporate and politic.

Mortgage: A first Combination Mortgage, Security Agreement and Fixture Financing Statement securing the Note and this Agreement and covering the Project, executed by Borrower to Lender, including any extensions, amendments, renewals, supplements, modifications, substitutions, restatements and replacements thereof and thereto executed by Borrower and Lender.

Note: A Promissory Note executed and delivered by Borrower to Lender in the face principal amount of One Hundred Six Million Two Hundred Thousand and No/100ths Dollars ($106,200,000.00), to evidence the Loan, as the same may be extended, amended, renewed, supplemented, modified, substituted, restated and replaced from time to time.

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Permitted Encumbrances: The liens, charges and encumbrances on title to the Project listed on Exhibit A to the Mortgage.

Person: Any natural person, corporation, limited liability company, partnership (general or limited), limited liability partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

Pollutant: Any hazardous or toxic substance, waste or material, or other pollutant or contaminant (including but not limited to radioactive materials, gasoline, asbestos, dioxin, methane, radon, toxic mold, urea-formaldehyde and polychlorinated biphenyls), as those terms are defined or used in any Governmental Requirement.

Pre-Closing Requirements: The Pre-Closing requirements set forth in Section II.2 hereof.

Principal Balance: The total of proceeds of the Loan to be made by Lender to or for the benefit of Borrower pursuant hereto (not to exceed the Maximum Loan Amount unless to the contrary herein or in another Loan Document expressly provided), as evidenced hereby and by the Note, and as secured by the remainder of the Loan Documents, or so much thereof as is actually so advanced and remains unpaid from time to time.

Project: The Real Property, the Improvements and the Equipment.

Real Property: Tracts of above-ground level real property created by a filed registered land survey acceptable to Lender for the Improvements, legally described on Exhibit A attached hereto and hereby made a part hereof, together with all rights, easements and appurtenances relating thereto, including but not limited to appurtenant rights under the REOA and the Skyway Agreements.

Redevelopment Contract: The Amended and Restated Contract for Private Redevelopment by and between the MCDA, the City of Minneapolis, Minnesota and Ryan Properties, Inc., dated December 28, 1998, as amended by First Amendment thereto, dated as of November 18, 1999 pertaining to the Project, and which term shall include any further amendment, restatement, supplement or other modification thereof or thereto.

Redevelopment Project: The redevelopment of the city block in the City of Minneapolis, Minnesota bounded by The Nicollet Mall, Ninth Street, LaSalle Avenue and Tenth Street, as described in the Redevelopment Contract.

Redevelopment Project Documents: The Redevelopment Contract, the REOA, and any other documents or agreements relating to the Project.

REOA: A Reciprocal Easement and Operation Agreement by and among Ryan 900, LLC, the City of Minneapolis, Minnesota and the MCDA, dated September 27, 2000, filed October 18, 2000 as Document No. 3324805, as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001 as Document No. 3446930 and by Second Amendment to Reciprocal Easement and Operation Agreement dated November 8, 2006, filed November 9, 2006 as Document No. 4325224, and as affected by that certain Assignment of Reciprocal Easement and Operation Agreement dated August 29, 29, 2001, filed October 16, 2001 as Document No. 3446932, relating to the Project, which shall be prior to the Mortgage.

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Revolving Advance: As defined in Section I.1.

Revolving Loan Fee: The Revolving Loan Fee as specified in Section I.8.

Revolving Loan Portion of the Loan: As defined in Section I.1.

Security: As defined in Section I.11.

Skyway Agreements: Four (4) Agreements for Skyway Construction, Operation, Maintenance and Easements, as amended, for skyways crossing The Nicollet Mall, LaSalle Avenue, Ninth Street and Tenth Street and connecting the Redevelopment Project to the improvements located across said mall, avenue and streets.

Tenant Improvements: As defined in Section 1.10.

Term Loan Fee: The Term Loan Fee as specified in Section I.8.

Term Loan Portion of the Loan: As defined in Section I.1.

Tests: Such soil tests, water tests, chemical tests, materials tests and other tests and analyses, if any, which Lender has heretofore required to confirm the status of Pollutants in, on and under the Real Property and/or the land underlying the same.

Title Company: Old Republic National Title Insurance Company, a Minnesota corporation.

Title Policy: An ALTA loan policy of title insurance in favor of Lender issued by the Title Company and complying with Lender’s requirements therefor.

Transaction Documents: The Loan Documents and the Indemnification Agreement.

Except as may be expressly provided to the contrary herein, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP. To the extent any change in GAAP affects any computation or determination required to be made pursuant to this Agreement, such computation or determination shall be made as if such change in GAAP had not occurred, unless Borrower and Lender agree in writing on an adjustment to said computation or determination to account for such change in GAAP. In this Agreement, in the computation of a period of time from a specified date to a later specified date, unless otherwise stated, the word “from” means “from and including” and the word “to” or “until” each means “to but excluding”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections, Subsections, Exhibits, schedules and like references are to this Agreement unless otherwise expressly provided. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless the context in which used herein otherwise clearly requires, “or” has the inclusive meaning represented by the phrase “and/or” where permitted by the context.

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I. LOAN

I.1 – Maximum Loan Amount

Upon the terms and subject to the conditions set forth in this Agreement, Lender agrees to lend to Borrower, and Borrower agrees to borrow from Lender, up to the principal amount of One Hundred Six Million Two Hundred Thousand and No/100ths Dollars ($106,200,000.00) (“Maximum Loan Amount”) as follows: (i) Seventy-Six Million Two Hundred Thousand and No/100ths Dollars ($76,200,000.00) (“Term Loan Portion of the Loan”) and (ii) Thirty-Million and No/100ths Dollars ($30,000,000.00) (“Revolving Loan Portion of the Loan”). At no time shall Lender be obligated to lend to Borrower more than the total amount of the proceeds of the Loan which Borrower has then qualified to receive hereunder. The Loan shall be evidenced by the Note.

The Revolving Loan Portion of the Loan is available to Borrower on a revolving basis as advances (each, a “Revolving Advance”) at any time and from time to time from the Closing Date to the Maturity Date, during which period Borrower may borrow, repay and reborrow in accordance with the provisions in this Agreement; provided, however, that the Revolving Loan Portion of the Loan shall not at any time exceed Thirty Million and No/100ths Dollars ($30,000,000.00).

I.2 - Procedure for Loan Advances

The Term Loan Portion of the Loan shall be fully disbursed on the Closing Date and cannot be re-borrowed. All Revolving Advances shall be made in accordance with the procedure set forth in Section III.1.

I.3 – Note

The Loan shall be evidenced by the Note payable to the order of Lender. Lender shall enter in its ledgers and records the amount of the Term Loan Portion of the Loan, the various Revolving Advances made and the payments made thereon, and Lender is authorized by Borrower to enter on a schedule attached to the Note a record of such Term Loan Portion of the Loan, Revolving Advances and payments; provided, however that the failure by Lender to make any such entry or any error in making such entry shall not limit or otherwise affect the obligations of Borrower hereunder and on the Note, and, in all events, the principal amount owing by Borrower in respect of the Note shall be the aggregate amount of the Loan less all payments of principal thereof made by Borrower.

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I.4 - Interest; Interest Payment Dates; Default Interest

A.    The unpaid principal balance of the Note shall accrue interest at an annual rate (the "Interest Rate") equal to six and fifty-one one-hundredths percent (6.51% ) per annum. Interest on the unpaid principal balance shall be computed on the basis of a 360 day year, but shall be charged for the actual number of days interest is unpaid.

B.    If the Loan has not been repaid on or before the Maturity Date or if a default or event of default occurs, then the unpaid principal balance shall thereafter accrue interest at an annual rate of five percent (5%) per annum in excess of the Interest Rate (the "Default Rate"), until the unpaid principal balance is paid in full or such default or event of default is cured.

C.    If for any reason whatsoever the interest and other consideration payable to Lender under the Loan Documents exceeds the limit prescribed by any applicable usury statute or any other applicable law, then such interest and other consideration shall be reduced to the limit provided in such statute or law, so that in no event shall such interest and other consideration be in excess of such limit. If any payments of interest or other consideration have been made to Lender in excess of such limits, such excess amount shall be applied to the principal balance or, if the Loan has been fully paid, refunded to Borrower.

I.5 - Repayment

The entire Principal Balance of the Loan, and all unpaid interest accrued thereon, shall be due and payable on the Maturity Date.

I.6 - Prepayments

The unpaid principal balance of the Note and accrued interest thereon may be prepaid in full or in part at any time and from time to time, without premium or penalty, after at least one (1) Business Day’s notice to Lender. Any partial payment shall be in an amount at least equal to $100,000.00 and no partial payment shall change any due date. Lender shall not be obligated hereunder to re-advance to Borrower any portion of the Term Loan Portion of the Loan prepaid by Borrower, whether prepaid voluntarily or involuntarily.

I.7 - Exit Fee

At the time of any prepayment and upon payment of the unpaid principal balance on the Maturity Date, Borrower shall pay Lender an exit fee (“Exit Fee”). The Exit Fee shall be in an amount equal to forty-nine one-hundredths percent (.49%) of such prepayment or payment of the unpaid principal balance.

I.8 - Loan Fee

Borrower shall pay to Lender, on the Closing Date, a Loan fee equal to $762,000.00 in Immediately Available Funds (“Term Loan Fee”).

Borrower shall pay to Lender, on each Advance Date and in connection with each Revolving Advance, a Loan fee equal to one percent (1%) of such Revolving Advance in Immediately Available Funds (“Revolving Loan Fee”).

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I.9 - Payments

The principal balance and accrued interest on the Note shall be payable as follows:

(a)	Interest only accruing on the Note from the date hereof through and including December 31, 2011 shall be payable as of the date hereof;
(b)	Thereafter, interest only accruing on the Note through the end of each calendar month shall be payable on the first day of the following calendar month commencing on February 1, 2012 and continuing through the Maturity Date;
(c)	The entire unpaid principal balance and all accrued interest shall be due and payable in full on the Maturity Date.

All payments shall be applied first to accrued interest, then to late payment charges, if any, and then to the payment of the principal balance; provided, however, if a default or event of default exists, Lender may elect to apply any payments in any order as it deems appropriate. Payments of principal of, and interest on, the Note and all late payment charges, fees, expenses and other obligations of Borrower under the Loan Documents which are payable to Lender shall be made to Lender without setoff or counterclaim in Immediately Available Funds not later than 4:00 p.m. (Eastern time) on the due date thereof at Lender’s main office in Wakefield, Massachusetts. Funds received after such time shall be deemed to have been received on the next Business Day. Whenever any payment to be made under the Loan Documents shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time, in the case of a payment of principal, shall be included in the computation of any interest on such principal payment.

I.10 - Use of Loan Proceeds

The Term Loan Portion of the Loan shall be used to repay Borrower’s existing loan with Bank of America, N.A. in the original principal amount of $76,200,000.00 (“BOA Loan”). The Revolving Loan Portion of the Loan shall be used for Lender-approved tenant improvements, leasing commissions and other incentives necessary to lease space at the Project (collectively, “Tenant Improvements”), as further provided in this Agreement.

I.11 – Nonrecourse Loan

Notwithstanding anything to the contrary herein, and except as provided hereinafter, Borrower shall have no personal liability for payment of the principal of or the interest on the indebtedness evidenced by the Note, and Lender, by acceptance hereof, agrees not to assert or claim a deficiency or other personal judgment against Borrower for such principal or interest, but rather to look solely to the property covered by the Mortgage and the other Loan Documents (hereinafter collectively called “Security”) for payment of any such principal and interest. The foregoing shall not be deemed or construed to be a release of the indebtedness evidenced hereby or to in any way impair, limit or otherwise affect the Note, this Agreement, the Mortgage, or the other Loan Documents, or any liens created thereby on the Security as security for the payment of the indebtedness evidenced or secured thereby and for the performance of the covenants in the

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Note, in this Agreement, in the Mortgage or in any other Loan Document contained, or prevent Lender from naming Borrower, its successors and assigns, as a defendant in any action to enforce any remedy for an event of default, so long as no personal or deficiency judgment is sought or entered therein against Borrower, its successors and assigns, for payment of any such principal and/or interest, and except as expressly provided in this Agreement, the Mortgage, or other Loan Documents. However, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way affect, apply to or limit Borrower’s continued personal liability for the reimbursement of Lender for all losses suffered by Lender relating to and/or resulting from (i) fraud or willful misrepresentation by Borrower; (ii) commission of a criminal act resulting in forfeiture of any of the Security; (iii) commission or occurrence of material, physical waste to any of the Security; (iv) failure to pay taxes or assessments levied against the Security when due, when and if funds are available from operation of the Security to pay the same; (v) failure to maintain insurance as required by this Agreement and the Mortgage; (vi) uninsured damage to the Security as a result of terrorism; (vii) misapplication of insurance proceeds or condemnation awards; (viii) failure to apply rents or profits collected from the Security subsequent to a default under the Note, this Agreement, the Mortgage or the other Loan Documents to the sums secured by the Mortgage or to operating expenses of the Security; and/or (ix) breach of the Borrower’s covenants set forth in this Agreement, the Mortgage or the Indemnification Agreement relating to any Hazardous Substance (as such term is defined in the Mortgage).

II. CONDITIONS OF BORROWING

II.1 - Prerequisites to Effectiveness of Agreement

The effectiveness of this Agreement is subject to the following documents, certificates and fees, each in form and substance acceptable to Lender and its counsel, having been delivered to and approved by Lender:

A.	This Agreement duly executed by Borrower and Lender;
B.	A Certificate of Good Standing for Borrower;
C.	Lender’s Term Loan Fee in Immediately Available Funds; and
D.	Such other documents and items as Lender may reasonably require.

II.2 - Pre-Closing Requirements

Lender shall not be required to disburse the Term Loan Portion of the Loan hereunder until the Pre-Closing Requirements, conditions and other requirements set forth below have been completed and fulfilled to the satisfaction of Lender, at Borrower’s sole cost and expense. Prior to the Closing Date, Borrower shall provide to Lender each of the following (“Pre-Closing Requirements”), in form and substance acceptable to Lender.

A.	A commitment for the Title Policy, or a preliminary title report from the Title Company, accompanied by a proforma Title Policy, complying with Lender’s requirements therefor, together with copies of each document referred to therein. Said commitment shall be marked and initialed in form and substance acceptable to Lender, including but not limited to being marked to show that Borrower is the owner, in fee simple, of the Real Property.
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B.	Two (2) copies of the filed, three-dimensional registered land survey creating the Real Property as separately conveyable tracts of real property.
C.	Two (2) copies of the existing, certified ALTA/ACSM LAND TITLE SURVEY of the Real Property.
D.	UCC chattel lien searches from the office of the Secretary of State of Delaware and from the office of the Secretary of State of Minnesota, covering the name of Borrower.
E.	Insurance policies and/or certificates of insurance written by insurers satisfactory to Lender and in amounts satisfactory to Lender, prepared in accordance with Lender’s requirements therefor.
F.	A signed, written opinion from Borrower’s counsel, addressed to Lender and currently dated, as to the validity, legality, and enforceability of this Agreement and the other Transaction Documents listed in Section II.3; and as to such other matters as may be required by Lender.
G.	Satisfaction/release documentation in connection with the BOA Loan.
H.	Other agreements, documents and exhibits, without limitation, which may be required, in Lender’s judgment, to assure compliance with all requirements of this Agreement.

II.3 - Loan Documents

On or before the Closing Date, Borrower shall execute and deliver (or cause to be executed and delivered) to Lender the following documents in form and substance acceptable to Lender and to its counsel, to evidence and secure the Loan:

A.	The Note.
B.	The Mortgage.
C.	A first security interest in all Equipment and in all of Borrower’s intangible property relating to the Project, created and evidenced by a security agreement (which may be incorporated within the Mortgage).
D.	An appropriate Uniform Commercial Code financing statement evidencing a first security interest in all Equipment and in all of Borrower’s intangible property relating to the Project.
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E.	The Assignment.
F.	The Indemnification Agreement.
G.	Such other documents as Lender may reasonably require to evidence and secure the Loan.

Lender may designate which of the Loan Documents are to be placed of record, the order of filing or recording thereof, and the offices in which the same are to be filed or recorded. Borrower shall pay all documentary, filing, recording and/or registration taxes and/or fees, if any, due upon the Loan Documents.

III. REVOLVING ADVANCES

III.1 - Procedure for Revolving Advances

A.    Any request for a Revolving Advance hereunder shall be in writing in the form attached hereto as Exhibit B and must be given so as to be received at least five (5) Business Days prior to the requested Advance Date (“Advance Request”). Each Advance Request shall specify (i) the requested Advance Date and (ii) the amount of the Revolving Advance to be made on such date.

B.    Each Advance Request must also include the following:

(i)    Invoices and such other supporting evidence to establish the cost or value of the Tenant Improvements for which Revolving Advances are to be and have been made.

(ii)    The Revolving Loan Fee.

In addition, at the time of each Revolving Advance, there shall exist no event of default or default hereunder, and all representations and warranties made herein shall be true and correct on and as of each Advance Date, with the same effect as if made on that date.

C.    On each Advance Date, if all the terms and conditions of this Agreement have been complied with by Borrower, to the satisfaction of Lender, if no default or event of default exists hereunder, and if Lender has approved the Advance Request, Lender shall advance to the Borrower, the principal amount of the requested Revolving Advance for the amount set forth in such Advance Request. All Revolving Advances actually so made for the benefit of Borrower shall be deemed to be loans to Borrower and shall bear interest at the rates provided herein from the date so advanced.

D.    In the event that Lender shall determine, in its sole and absolute discretion, that proper documentation to support a given Revolving Advance, as required by this Agreement, has not been furnished, it may withhold payment of such Revolving Advance, or of such portion of such Revolving Advance as shall not be so supported by proper documentation, and shall promptly notify Borrower of the discrepancy in or omission of such documentation. Until such time as such discrepancy or omission is corrected to the satisfaction of Lender, it may withhold such amount. Alternatively, Lender may make such Revolving Advance conditioned upon the future receipt of such documentation or may waive any of such documentation with respect to the Revolving Advance.

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E.    Notwithstanding anything to the contrary herein set forth, (i) Lender shall never be obligated to loan to Borrower proceeds of the Loan in an amount in excess of the Maximum Loan Amount or to make Revolving Advances to the extent that, as a result thereof, the outstanding unpaid Revolving Loan Portion of the Loan would then exceed Thirty Million and No/100ths Dollars ($30,000,000.00), and (ii) Lender shall never be obligated to make a Revolving Advance in an amount equal to less than $50,000.00.

III.2 - Inspections

Lender, the Title Company, Consultants and their representatives shall have access to the Project at all reasonable times and shall have the right to enter the Project and to conduct such inspections thereof and Tests as they shall deem necessary or desirable for the protection of Lender’s and the Title Company’s interests. However, Lender shall not be obligated to conduct any inspection or Tests of the Project.

Lender may retain any Consultants deemed necessary or desirable by Lender, at Borrower’s expense, to make periodic inspections of the Project and to review all Tenant Improvements relating to the Project. Lender may also retain such other Consultants as Lender deems necessary or convenient to perform such services as may, from time to time, be required by Lender in connection with the Loan, this Agreement, the other Loan Documents or the Project.

Neither Borrower nor any third party shall have the right to use or rely upon the reports generated by Lender or its Consultants for any purpose whatsoever. Borrower shall be responsible for making its own inspections of the Project during the course of Tenant Improvements and shall determine to its own satisfaction that the work done and materials supplied are in accordance with applicable contracts with its Contractors. By advancing any Revolving Advances after any inspection of the Project by Lender, Lender shall not be deemed to waive any event of default, waive any right to require construction defects to be corrected, or acknowledge that all construction conforms with the any applicable plans.

Notwithstanding any provision of this Agreement to the contrary, in the event that Lender should determine that the actual quality or value of the work performed or the materials furnished in connection with Tenant Improvements does not correspond with the quality or value of the work required by any applicable plans, Lender shall notify Borrower of its objections thereto, and, upon demand, Borrower shall correct the conditions to which Lender objects.

III.3 - Lender Responsibility

It is expressly understood and agreed that Lender assumes no liability or responsibility for the satisfactory completion of any Tenant Improvements, for the adequacy of the funds advanced or to be advanced pursuant hereto to complete any Tenant Improvements, or for any acts on the part of Borrower or the Contractors to be performed in the construction of the Tenant Improvements.

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IV. REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower represents and warrants to Lender that:

IV.1 - Legal Status of Borrower

Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and in good standing under the laws of the State of Minnesota, and has all power, authority, permits, consents, authorizations and licenses necessary to carry on its business, and to execute, assume, deliver and perform this Agreement and the other Transaction Documents; and this Agreement and the other Transaction Documents executed by Borrower have been duly authorized, executed, assumed and delivered by and on behalf of Borrower so as to constitute this Agreement and said other Transaction Documents the valid and binding obligations of Borrower, enforceable in accordance with their terms.

IV.2 - No Breach of Applicable Agreements or Laws

The consummation of the transactions contemplated hereby and the execution, delivery and/or performance of this Agreement and the other Transaction Documents will not result in any breach of or constitute a default under any Redevelopment Project Document, mortgage, deed of trust, lease, bank loan, credit agreement, guaranty or other instrument, or, to the best of Borrower’s knowledge, violate any Governmental Requirements, to which Borrower is a party, or by which Borrower may be bound or affected.

IV.3 - No Litigation or Defaults

There are no actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower, the Project or the Redevelopment Project, or involving the validity or enforceability of the Loan Documents or the Redevelopment Project Documents, or the priority of the lien of any Loan Document, at law or in equity, which, if determined adversely to Borrower, would have a material adverse effect on the financial condition of Borrower, or the business or operations thereof; and Borrower is not in default under any order, writ, injunction, decree or demand of any court or any administrative body having jurisdiction over Borrower.

IV.4 - No Defaults under Loan Documents, Redevelopment Project Documents or Other Agreements

There is, and, until Lender has been fully repaid the entire indebtedness evidenced or to be evidenced by the Note, there will be, no default or event of default on the part of Borrower under the Transaction Documents or under any other document to which Borrower is a party and which relates to the ownership, occupancy, use, construction, financing, equipping, management or sale of the Project.

IV.5 - Conformance with Governmental Requirements and Restrictions

To the best of Borrower’s knowledge, the Project complies with all applicable covenants, conditions, restrictions and reservations (including but not limited to the REOA and the Skyway Agreements), and with all applicable Governmental Requirements, including but not limited to building codes and zoning, subdivision, set-back, accessibility, environmental, hazardous substance, energy and pollution control laws, ordinances and regulations affecting the Project.

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IV.7 - Fiscal Years

The fiscal years of Borrower end on December 31.

IV.8 - Miscellaneous

A.	Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U of the Board), and the value of all margin stock owned by Borrower does not constitute more than twenty-five percent (25%) of the value of the assets of Borrower.
B.	Borrower is not an “investment company” or a company “controlled” by an investment company within the meaning of the Investment Company Act of 1940, as amended.
C.	Borrower is not a “holding company” or a “subsidiary company” of a holding company or an “affiliate” of a holding company or a subsidiary company of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.
D.	All representations and warranties made by Borrower are true, correct and complete on the date hereof.

THE WARRANTIES AND REPRESENTATIONS IN THIS ARTICLE IV, AND ANY ADDITIONAL WARRANTIES AND REPRESENTATIONS CONTAINED HEREIN AND IN THE OTHER TRANSACTION DOCUMENTS, SHALL BE DEEMED TO HAVE BEEN RENEWED AND RESTATED BY BORROWER AT THE TIME OF EACH ADVANCE REQUEST BY BORROWER FOR A REVOLVING ADVANCE.

V. COVENANTS OF BORROWER

While this Agreement is in effect, and until Lender has been paid in full the principal of and interest on the Loan, including but not limited to and all Revolving Advances made by Lender hereunder and under the other Loan Documents, and all other sums payable by Borrower under the Loan Documents:

V.1 - Paying Costs of Project and Loan

Borrower shall pay and discharge, as and when required by the Mortgage, all taxes, assessments and other governmental charges upon the Project, as well as all claims for labor and materials which, if unpaid, might become a lien or charge upon the Project; provided, however, that Borrower shall have the right to bond off, to remove or to contest the amount, validity and/or applicability of any of the foregoing in strict accordance with the terms of the Mortgage.

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Borrower shall pay all reasonable costs and expenses of Lender and all costs and expenses of Borrower in connection with the financing of the Project, the preparation and review of the Loan Documents and the evaluation, making, closing, administration and/or repayment of the Loan, including but not limited to the fees of Lender’s and Borrower’s attorneys, fees of the Consultants, costs of administration fees, loan fees, title insurance costs, filing and recording fees, recording or registration tax (if any), and all other costs and expenses payable to third parties incurred by Lender or Borrower in connection with the Loan, whether or not the Loan closes or is fully advanced.

V.2 - Using Loan Proceeds

Borrower shall use the Loan proceeds solely (i) to repay the BOA Loan from the Term Loan Portion of the Loan and (ii) to cover costs of Tenant Improvements from the Revolving Loan Portion of the Loan.

V.3 – Intentionally Deleted

V.4 – Intentionally Deleted

V.5 - Maintaining Insurance Coverage

Borrower shall, at all times until Lender has been fully repaid all indebtedness evidenced by the Note, maintain, or cause to be maintained, in effect (and shall furnish to Lender copies of), insurance policies, providing coverage similar to the coverage described on Exhibit C attached hereto and hereby made a part hereof, of the Mortgage.

V.6 - Transferring, Conveying or Encumbering the Project

Borrower shall not voluntarily or involuntarily agree to, cause, suffer or permit (a) any sale, transfer or conveyance of any interest of Borrower, legal or equitable, in the Project or any part or portion thereof or (b) any mortgage, pledge, encumbrance or lien to be imposed or remain outstanding against the Project, or any security interest to exist therein, except as created by the Loan Documents, and except Permitted Encumbrances, without, in each instance, the prior written consent of Lender, unless said encumbrance or lien is being contested in accordance with the provisions of the Mortgage. No such sale, transfer, or conveyance shall release Borrower from any of its covenants, agreements, duties, obligations or liabilities under the Transaction Documents.

V.7 - Complying with the Loan Documents, Redevelopment Project Documents and Other Documents

Borrower shall comply with and perform all of its agreements and obligations under the Loan Documents, the Redevelopment Contract, the other Redevelopment Project Documents, and all other contracts and agreements to which Borrower is a party or is subject relating to the ownership, occupancy, use, development, redevelopment, operation, construction, management or sale of the Project, including but not limited to all Permitted Encumbrances, and shall comply with all requests by Lender which are consistent with the terms thereof.

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V.8 – Intentionally Deleted

V.9 - Miscellaneous

Borrower shall also:

A.	Maintain its existence as a corporation under the laws of its jurisdiction of organization and its qualification to transact business in its state of organization, in the State of Minnesota, and in each other jurisdiction where failure so to qualify would permanently preclude Borrower from enforcing its rights with respect to any material asset or would expose Borrower to any material liability, and shall not be dissolved, merged, wound-up or terminated.
B.	File all tax returns and reports which are required by law to be filed by it and pay before they become delinquent all taxes, assessments and governmental charges and levies imposed upon it and all claims or demands of any kind which, if unpaid, might result in the creation of a lien upon its property; provided that the foregoing items need not be paid if they are being contested in good faith by appropriate proceedings and as long as Borrower’s title to its property is not materially adversely affected, its use of such property in the ordinary course of its business is not materially interfered with, and adequate reserves with respect thereto have been set aside on Borrower’s books in accordance with GAAP.

V.10 – Intentionally Deleted

V.11 - Environmental Covenants

Borrower shall observe and comply with all laws, rules, regulations and orders of any government or government agency relating to health, safety, pollution, hazardous materials or other environmental matters.

V.12 – Board of Directors

The board of directors of Borrower shall, at all times, include the following individuals, or a replacement thereof approved by Lender: George J. Carter, Barbara J. Fournier, Janet P. Notopoulos, and Jeffrey B. Carter.

VI. DEFAULTS

VI.1 - Events of Default

Any of the following events shall constitute an event of default under this Agreement:

a.	Borrower shall default in the payment of principal due according to the terms hereof or of the Note and shall fail to cure said default within five (5) days following delivery of written notice thereof from Lender to Borrower.
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b.	Borrower shall default in the payment of interest according to the terms hereof or of the Note, or in the payment of fees or any other amounts payable hereunder, under the Note or under any of the other Loan Documents and shall fail to cure said default within five (5) days following written notice thereof from Lender to Borrower.
c.	Borrower shall default in the performance or observance of any other agreement, covenant or condition required to be performed or observed by Borrower under the terms of this Agreement, which default, if curable, is not cured within thirty (30) days after Lender gives Borrower written notice thereof; provided, however, that if said curable default cannot reasonably be cured within said thirty (30) day period, but Borrower commences the cure thereof within said thirty (30) day period and thereafter prosecutes such cure diligently, continuously and in good faith, said thirty (30) day period shall be extended by the period of time reasonably required to cure the same, not to exceed an additional sixty (60) days; provided, however, that if such default occurs as the result of a default by Borrower under a Redevelopment Project Document, and such Redevelopment Project Document has no similar cure period, the foregoing cure period shall not be applicable thereto, or if such Redevelopment Project Document has a shorter cure period, the cure period hereunder with respect thereto shall be one-half the length of said cure period.
d.	Any representation or warranty made by Borrower in this Agreement or in any of the other Transaction Documents, or in any certificate or document furnished under the terms of this Agreement or in connection with the Loan, shall be untrue or incomplete in any material respect.
e.	An event of default shall exist under the terms of any other Transaction Document.
f.	Borrower or any Affiliate shall become insolvent or shall commit an act of bankruptcy; or shall apply for, consent to or permit the appointment of a receiver, custodian, trustee or liquidator for it or any of its property or assets; or shall fail to, or admit in writing its inability to, pay its debts as they mature; or shall make a general assignment for the benefit of creditors or shall be adjudicated bankrupt or insolvent; or shall take other similar action for the benefit or protection of its creditors; or shall give notice to any governmental body of insolvency or pending insolvency or suspension of operations; or shall file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors, or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, rearrangement, dissolution, liquidation
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or other similar debtor relief law or statute; or shall file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or statute; or shall be dissolved, liquidated, terminated or merged without Lender’s prior written consent; or shall effect a plan or other arrangement with creditors; or a trustee, receiver, liquidator or custodian shall be appointed for it or for any of its property or assets and shall not be discharged within sixty (60) days after the date of his appointment; or a petition in involuntary bankruptcy or similar proceedings is filed against it and is not dismissed within sixty (60) days after the date of its filing; provided, however, that any such event described in this subsection (f) as to an Affiliate shall constitute an event of default hereunder only if such event could have a material adverse effect on the financial condition of Borrower.
h.	Intentionally Deleted.
i.	Any execution or attachment shall be issued whereby any property of Borrower shall be taken or attempted to be taken and the same shall not have been vacated or stayed within thirty (30) days after the issuance thereof.
j.	Any Transaction Document shall, at any time, cease to be in full force and effect or shall be judicially declared null and void, or the validity or enforceability thereof shall be contested by Borrower, or Lender shall cease to have a valid and perfected security interest having the priority contemplated thereunder in all of the collateral described in the Loan Documents, other than by action or inaction of Lender, if any of the foregoing shall remain unremedied for ten (10) days or more after receipt of notice thereof by Borrower from Lender.
k.	Any default or event of default occurs under the Redevelopment Contract or any other Redevelopment Project Document and is not cured within one-half of any cure period therein provided.
l.	The board of directors of Borrower does not include the following individuals, or a replacement thereof approved by Lender: George J. Carter, Barbara J. Fournier, Janet P. Notopoulos, and Jeffrey B. Carter.
m.	Any other event or occurrence herein expressly stated to be an event of default occurs or exists.

VI.2 - Rights and Remedies

Upon the occurrence of an event of default, unless such event of default is subsequently waived in writing by Lender, Lender shall be entitled, at the option of Lender, to exercise any or all of the following rights and remedies, consecutively or simultaneously, and in any order:

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a.	Lender may make one (1) or more further Revolving Advances, without liability to make any subsequent Revolving Advances.
b.	Lender may suspend its obligation to make any Revolving Advance under this Agreement, without notice to Borrower.
c.	Lender may terminate its obligation to make any Revolving Advance under this Agreement, and may declare the entire unpaid principal balance of the Loan made under this Agreement to be immediately due and payable, together with accrued and unpaid interest on such Loan, without notice to or demand on Borrower.
d.	Lender may exercise any or all remedies specified herein and/or in the other Loan Documents, including (without limiting the generality of the foregoing) the right to foreclose the Mortgage and/or sell the Project or any portion thereof pursuant to the terms thereof, and/or any other remedies which it may have therefor at law, in equity or under statute.
e.	Lender may cure the event of default on behalf of Borrower, and, in doing so, may enter upon the Project, and may expend such sums as it may deem desirable, including attorneys’ fees, all of which shall be deemed to be Revolving Advances hereunder, even though causing the Loan to exceed the face amount of the Note, shall bear interest at the Default Rate and shall be payable by Borrower on demand.
f.	Borrower hereby irrevocably authorizes Lender to set off any sum due to or incurred by Lender against all deposits and credits of Borrower with, and any and all claims of Borrower against, Lender. Such right shall exist whether or not Lender shall have made any demand hereunder or under any other Loan Document, whether or not said sums, or any part thereof, or deposits and credits held for the account of Borrower is or are matured or unmatured, and regardless of the existence or adequacy of any collateral or any other security, right or remedy available to Lender. Lender agrees that, as promptly as is reasonably possible after the exercise of any such setoff right, it shall notify Borrower of its exercise of such setoff right; provided, however, that the failure of Lender to provide such notice shall not affect the validity of the exercise of such setoff rights. Nothing in this Agreement shall be deemed a waiver or prohibition of or restriction on Lender to all rights of lien, setoff and counterclaim available pursuant to law.

In addition, upon the occurrence of any event described in Section VI.1(f) hereof which will not become an event of default prior to the expiration of some period of time, Lender may suspend its obligations to fund Revolving Advances hereunder immediately upon the occurrence of said event.

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VI.3 - Completion of Tenant Improvements by Lender

In addition, in case of the occurrence of an event of default caused by, or which results in, Borrower’s failure, for any reason, to continue with Tenant Improvements as required by this Agreement, then Lender may (but shall not be obligated to), in addition to, or in concert with, the other remedies referred to above, take over and complete the Tenant Improvements in accordance with any applicable plans, with such changes therein as Lender may, in its discretion, deem appropriate, all at the risk, cost and expense of Borrower. Lender may assume or reject any contracts entered into by Borrower in connection with the Tenant Improvements, may enter into additional or different contracts for work, services, labor and materials required, in the judgment of Lender, to complete the Tenant Improvements, and may pay, compromise and settle all claims in connection with the Tenant Improvements. All sums, including attorneys’ fees, and charges or fees for supervision and inspection of the construction and for any other necessary or desirable purpose in the discretion of Lender expended by Lender in completing or attempting to complete Tenant Improvements shall be deemed Revolving Advances made by Lender to Borrower hereunder, and Borrower shall be liable to Lender, on demand, for the repayment of such sums, together with interest on such sums from the date of their expenditure at the Default Rate. Lender may, in its discretion, at any time abandon work on the Tenant Improvements, after having commenced such work, and may recommence such work at any time, it being understood that nothing in this Section shall impose any obligation on Lender either to complete or not to complete the Tenant Improvements. For the purpose of carrying out the provisions of this Section, Borrower irrevocably appoints Lender its attorney-in-fact, with full power of substitution, to execute and deliver all such documents, to pay and receive such funds, and to take such action as may be necessary, in the judgment of Lender, to complete the Tenant Improvements. This power of attorney is coupled with an interest and is irrevocable. Lender, however, shall have no obligation to undertake any of the foregoing, and, if Lender does undertake any of the same, it shall have no liability for the adequacy, sufficiency or completion thereof. Any action which Lender may elect to take hereunder shall be for its own benefit and all third party beneficiary rights are hereby expressly negated. Lender shall have no responsibility for the conduct of Borrower’s environmental practices at the Project or in any other location. Any action or inaction by Lender hereunder shall not be deemed to constitute the taking of control over Borrower’s waste disposal, waste management, or other environmental practices with respect to the Project or any other property.

VII. MISCELLANEOUS

VII.1 - Binding Effect; Waivers; Cumulative Rights and Remedies

The provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns, subject to the provisions of Section V.6; provided, however, that neither this Agreement nor the proceeds of the Loan may be assigned by Borrower voluntarily, by operation of law or otherwise, without the prior written consent of Lender. No delay on the part of Lender in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder constitute such a waiver or exhaust the same, all of which shall be continuing. The rights and remedies of Lender specified in this Agreement shall be in addition to, and not exclusive of, any other rights and remedies which Lender would otherwise have at law, in equity or by statute, and all such rights and remedies, together with Lender’s rights and remedies under the other Transaction Documents, are cumulative and may be exercised individually, concurrently, successively and in any order.

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VII.2 - Survival

All agreements, representations and warranties made in this Agreement shall survive the execution of this Agreement, the making of the Revolving Advances by Lender, and the execution of the other Transaction Documents, and shall continue until Lender receives payment in full of all indebtedness of Borrower incurred under this Agreement and under the other Loan Documents and Lender is no longer obligated to make Revolving Advances hereunder.

VII.3 - Governing Law; Waiver of Jury Trial

THIS AGREEMENT, THE RIGHTS OF THE PARTIES HEREUNDER, AND THE CONSTRUCTION, INTERPRETATION, VALIDITY AND ENFORCEABILITY HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. BORROWER AND LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THE LOAN, THE TRANSACTION DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY. UNLESS BORROWER AND LENDER OTHERWISE AGREE IN WRITING, THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS SHALL BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND BORROWER AND LENDER CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT JURISDICTION OR VENUE IN SUCH FORUMS IS NOT PROPER OR CONVENIENT. IN THE EVENT LENDER OR BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, BORROWER OR LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE, BUT ANY STATUTE OF LIMITATION SHALL CONTINUE TO BE TOLLED FOR A PERIOD OF SIX (6) MONTHS AFTER SUCH DISMISSAL.

VII.4 - Counterparts

This Agreement may be executed in any number of counterparts, all of which shall constitute a single Agreement.

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VII.5 - Notices

Any notice required or permitted to be given by either party hereto to the other under the terms of this Agreement, or documents related hereto, shall be in writing and shall be sent by manual delivery, telegram, facsimile transmission, electronic mail, overnight courier, or United States registered or certified mail, return receipt requested (postage prepaid), addressed to such party at the address(es) specified on the signature page(s) hereof, or at such other address in the United States of America as such party shall have specified to the other party hereto in writing, at least ten (10) days prior to the effective date of said change of address. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, facsimile transmission, or electronic mail from the first Business Day after the date of sending if sent by overnight courier, or from four (4) days after the date of mailing if so mailed.

VII.6 - No Third Party Reliance

No third party shall be entitled to rely upon this Agreement or to have any of the benefits of Lender’s interest hereunder, unless such third party is an express assignee of all or a portion of Lender’s interest hereunder.

VII.7 - Time of the Essence

Time is of the essence hereof with respect to the dates, terms and conditions of this Agreement.

VII.8 - Entire Agreement; No Oral Modifications

This Agreement, the other Transaction Documents and the other documents mentioned herein set forth the entire agreement of the parties with respect to the Loan and supersede all prior written or oral understandings and agreements between them with respect thereto. No modification or waiver of any provision of this Agreement shall be effective unless set forth in writing and signed by the parties hereto.

VII.9 - Captions

The headings or captions of the Articles and Sections set forth herein are for convenience only, are not a part of this Agreement and are not to be considered in interpreting this Agreement.

VII.10 - Borrower-Lender Relationship

The relationship between Borrower and Lender created hereby and by the other Loan Documents shall be that of a borrower and a lender only, and in no event shall Lender be deemed to be a partner of, or a joint venturer with, Borrower; provided, however, that Borrower and Lender hereby acknowledge that Lender is the sole holder of common stock in Borrower.

VII.11 - Indemnification

Borrower hereby agrees to defend, protect, indemnify and hold harmless Lender and its Affiliates and the directors, officers, shareholders, employees, attorneys and agents of Lender and its Affiliates (each of the foregoing being an “Indemnitee” and all of the foregoing being collectively the “Indemnitees”) from and against any and all claims, actions, damages, liabilities, judgments, costs and expenses (including all reasonable fees and disbursements of counsel which may be incurred in the investigation or defense of any matter) imposed upon, incurred by or asserted against any Indemnitee, whether direct, indirect or consequential and whether based on any federal, state, local or foreign laws or regulations (including securities laws, environmental laws, commercial laws and regulations), under common law or on equitable cause, or on contract or otherwise:

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(a) by reason of, relating to or in connection with the execution, delivery, performance or enforcement of any Loan Document, any commitments relating thereto, or any transaction contemplated by any Loan Document; or

(b) by reason of, relating to or in connection with any credit extended or used under the Loan Documents or any act done or omitted by any Person, or the exercise of any rights or remedies thereunder; or

(c) by reason of the Project or the Redevelopment Project; or

(d) by reason of the assumption or performance by Lender of any obligation of Borrower under any Redevelopment Project Document after an event of default, to the extent not reimbursed from some other source;

provided, however, that Borrower shall not be liable to any Indemnitee for any portion of such claims, damages, liabilities and expenses resulting from such Indemnitee’s gross negligence or willful misconduct. In the event this indemnity is unenforceable as a matter of law as to a particular matter or consequence referred to herein, it shall otherwise be enforceable to the full extent permitted by law.

This indemnification applies, without limitation, to any act, omission, event or circumstance existing or occurring on or prior to the later of the Maturity Date or the date of payment in full of the obligations evidenced hereby and by the Note, including specifically obligations arising under clause (b) of this Section and the termination of Lender’s obligations hereunder. The indemnification provisions set forth above shall be in addition to any liability Borrower may otherwise have. Without prejudice to the survival of any other obligation of Borrower hereunder, the indemnities and obligations of Borrower contained in this Section shall survive the payment in full of the other such obligations and/or the foreclosure of the Mortgage.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Address:	FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation

401 Edgewater Place
Suite 200	By: /s/ George J. Carter
Wakefield, Massachusetts 01880	Name: George J. Carter
Attention: General Counsel	Its: President

Address:	FRANKLIN STREET PROPERTIES CORP., a Maryland corporation

401 Edgewater Place	By: /s/ George J. Carter
Suite 200	Name: George J. Carter
Wakefield, Massachusetts 01880	Its: President
Attention: General Counsel

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EXHIBIT A

LEGAL DESCRIPTION

Parcel 1 (Office Tower Parcel):

Tracts D, I, M, N, O, P, T, X, Z and CC, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1193168.

Parcel 2 (Additional Retail Parcel):

Tracts C, E, F, J, L, S, W, BB and EE, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1193168.

Parcel 3 (Public Parking Garage Parcel):

Together with the optionee's interest in the following described land pursuant to that certain Parking Garage Parcel Right of First Offer Agreement executed by the City of Minneapolis, as optionor, and Ryan 900, LLC, a Minnesota limited liability company, as optionee, a memorandum of which was filed on October 18, 2000, as Document No. 3324809 for which the optionee's interest was assigned to RC-NRI, LLC, a Delaware limited liability company by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated September 29, 2000, filed October 18, 2000, as Document No. 3324812 as limited and affected by Limited Assignment of Right of First Offer (Parking Garage Parcel) dated August 29, 2001, filed October 16, 2001, as Document No. 3446934 AND as amended by First Amendment to Parking Garage Parcel Right of First Offer Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446924. RC-NRI, LLC converted to and changed its name to RC-NRI, LLLP, a Delaware limited liability limited partnership as evidenced by Document Nos. 3555886 and 3569022 and for which the optionee’s interest was assigned to FSP 50 South Tenth Street Corp. a Delaware corporation by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated November 8, 2006, filed November 9, 2006, as Document No. 4325223.

Tracts A, B, G and K, Registered Land Survey No. 1717, Files of the Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072167.

Parcel 4 (REOA):

Together with the appurtenant easements contained in that certain Reciprocal Easement and Operation Agreement dated September 27, 2000, filed October 18, 2000, as Document No. 3324805 as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001, as Document No. 3446930 and as amended by Second Amendment to Reciprocal Easement and Operation Agreement dated November 8, 2006, filed November 9, 2006, as Document No. 4325224. Certain Ryan 900, LLC rights were assigned to Target Corporation, a Minnesota corporation by that certain Assignment of Reciprocal Easement and Operation Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446932.

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Parcel 5 (9th Street Skyway):

Together with an undivided 50% interest of fee simple ownership, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (9th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 3187400 as amended by First Amendment dated November 18, 1999, filed March 29, 2000, as Document No. 3268304 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446909.

Parcel 6 (10th Street Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance and Easements (10th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 7154888 as amended by First Amendment dated November 18, 1999, filed October 18, 2000, as Document No. 3324807 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446907.

Parcel 7 (LaSalle Avenue Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (LaSalle Avenue Skyway) dated May 18, 2000, filed August 7, 2000, as Document No. 3302944 as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446908.

Parcel 8 (Nicollet Mall Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance and Easements (Nicollet Mall Skyway) dated January 29, 1999, filed July 30, 1999, as Document No. 7154889 as amended by First Amendment dated November 18, 1999, filed March 31, 2000, as Document No. 3268892 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446910.

Parcel 9 (Parking Agreement):

Together with the appurtenant rights contained in that certain Public Parking Garage Parking Agreement dated November 18, 1999, filed October 18, 2000, as Document No. 3324810 as assigned by Assignment of Public Parking Garage Parking Agreement dated September 29, 2000, filed October 16, 2001, as Document No. 3446922 and as amended by First Amendment to Public Parking Garage Parking Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446923.

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EXHIBIT B

ADVANCE REQUEST

FSP 50 South Tenth Street Corp. (“Borrower”) hereby certifies as follows (all terms herein having the meanings set forth in the Loan Agreement (“Loan Agreement”) dated as of December 29, 2011, between Borrower and Franklin Street Properties Corp. (“Lender”), as may be amended):

Advance Request

Date of this Advance Request: __________________ __, 201__

Amount of this Advance Request: $___________

Amount of Revolving Loan Fee Applicable to this Advance Request: $______________

Date this Advance Request is needed: ___________________ __, 201__

All of the representations, warranties and covenants made by Borrower in favor of Lender in the Transaction Documents are true, correct and complete as of the date of this Advance Request. No default or event of default has occurred and is continuing under the Transaction Documents. The proceeds of this Advance Request shall be used for Tenant Improvements, as more particularly described in the supporting documentation attached hereto and incorporated herein as Exhibit A.

Borrower authorizes and requests Lender to charge the total amount of this Advance Request against Borrower’s Loan account and to advance from the proceeds of the Revolving Loan Portion of the Loan the funds hereby requested, and to make or authorize disbursement of said funds to or for the account of the persons or firms and in amounts up to, but not exceeding, the amounts listed herein, subject to the requirements of and in accordance with the procedures provided in the Loan Agreement. The Revolving Advance made pursuant to this Advance Request is acknowledged to be an accommodation to Borrower and is not a waiver by Lender of any defaults or events of default under the Transaction Documents or any other claims of Lender against Borrower.

Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement.

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BORROWER:

FSP 50 SOUTH TENTH STREET CORP.

By __________________________________

Typed Name: _______________________

Its: _______________________________

Date: ________________________________

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Exhibit A to Advance Request

[See attached].

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EXHIBIT C

INSURANCE

[See attached]

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ACORD® CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 11/21/2011

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER 1-914-696-3700 Arthur J Gallagher Risk Management Services, Inc. 2 Gannett Drive, 3rd Floor White Plains, NY 10604	CONTACT NAME: Grace Lettieri PHONE (A/C, No, Ext): 914-697-6012 FAX (A/C, No): 914-697-6040 E-MAIL ADDRESS: Grace.Lettieri@ajg.com
INSURED FSP 50 South Tenth Street Corp. c/o Franklin Street Properties Corp. 401 Edgewater Place, Ste 200 Wakefield, MA 01880-6210	

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A: HARTFORD FIRE IN CO	19682
INSURER B: FEDERAL INS CO (1st Layer)	20281
INSURER C:	
INSURER D:	
INSURER E:	
INSURER F:	

COVERAGES CERTIFICATE NUMBER: 24158825 REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS-MADE X OCCUR X Terrorism Included GEN'L AGGREGATE LIMIT APPLIES PER: POLICY PRO-JECT X LOC			10UENTT4153	04/22/11	04/22/12	EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	$ 1,000,000 $ 300,000 $ 10,000 $ 1,000,000 $ 2,000,000 $ Included $
A	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS X HIRED AUTOS X NON-OWNED AUTOS			10UENTT4153	04/22/11	04/22/12	COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	$ 1,000,000 $ $ $ $
B	X UMBRELLA LIAB X OCCUR EXCESS LIAB CLAIMS-MADE DED RETENTION $			79849418 (1st Layer)	04/22/11	04/22/12	EACH OCCURRENCE AGGREGATE Tot.Lmt All Layers	$ 50,000,000 $ 50,000,000 $ 100,000,000
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					WC STATU-TORY LIMITS OTH-ER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	 $ $ $

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

Location: 50 South Tenth Street, Minneapolis, MN 54403

Certificate Holder is included as Additional Insured/Mortgagee. (Form CG 20 18 11 85)

CERTIFICATE HOLDER	CANCELLATION
Franklin Street Properties Corp. 401 Edgewater Place, Suite 200 Wakefield, MA 01880-6210 USA	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE

© 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05)
lweiss
24158825

The ACORD name and logo are registered marks of ACORD

31

SUPPLEMENT TO CERTIFICATE OF INSURANCE

DATE 11/21/2011

NAME OF INSURED: FSP 50 South Tenth Street Corp.
c/o Franklin Street Properties Corp.

All layers for Excess Policy:

1st Layer: Policy No. 79849418, 04/22/2011-04/22/2012
Carrier: Federal Insurance Co. (NAIC Code: 20281)
Limit: $50,000,000/$50,000,000 Agg.

2nd Layer: Policy No. AEC925937904, 04/22/2011-04/22/2012
Carrier: American Guarantee & Liability (NAIC Code: 26247)
Limit: $25,000,000 p/o $50,000,000 X/S $50,000,000/$25,000,000 Agg.

3rd Layer: Policy No. SHX0014779953, 04/22/2011-04/22/2012
Carrier: National Surety Corp. (NAIC Code: 21881)
Limit: $25,000,000 p/o $50,000,000 X/S $50,000,000/$25,000,000 Agg.
Total: $100,000,000/$100,000,000 Agg.

The Producer will endeavor to mail 30 days written notice to the Certificate Holder named on the certificate if any policy listed on the certificate is cancelled prior to the expiration date. Failure to do so shall impose no obligation or liability of any kind upon the Producer or otherwise alter the policy terms.

SUPP (10/00)

32

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

Page 1 of 2

DATE (MM/DD/YYYY): 12/28/2011

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies)must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Willis of Minnesota, Inc.
c/o 26 Century Blvd.
P. O. Box 305191
Nashville, TN 37230-5191

CONTACT NAME:
PHONE (A/C, NO, EXT): 877-945-7378
FAX (A/C, NO): 888-467-2378
E-MAIL ADDRESS: certificates@willis.com

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A: Zurich American Insurance Company	16535-000
INSURER B: Everest National Insurance Company	10120-000
INSURER C:	
INSURER D:	
INSURER E:	
INSURER F:	

INSURED
Ryan Companies US, Inc.
Suite 300
50 South Tenth Street
Minneapolis, MN 55403-2012

COVERAGES **CERTIFICATE NUMBER:** 17215474 **REVISION NUMBER:** See Remarks

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADD'L INSRD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / X OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / X PROJECT / LOC	Y		GLO937957807	3/31/2011	3/31/2012	EACH OCCURRENCE	$ 2,000,000
							DAMAGE TO RENTED PREMISES (Ea occurence)	$ 300,000
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$ 2,000,000
							GENERAL AGGREGATE	$ 4,000,000
							PRODUCTS - COMP/OP AGG	$ 4,000,000
								$
A	AUTOMOBILE LIABILITY X ANY AUTO ALL OWNED AUTOS / SCHEDULED AUTOS HIRED AUTOS / NON-OWNED AUTOS			BAP937957707	3/31/2011	3/31/2012	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
B	UMBRELLA LIAB / X OCCUR X EXCESS LIAB / CLAIMS-MADE DED / X RETENTION $ 10,000			71C6000232111	3/31/2011	3/31/2012	EACH OCCURRENCE	$ 5,000,000
							AGGREGATE	$ 5,000,000
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					WC STATUTORY LIMITS / OTHER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach Acord 101, Additonal Remarks Schedule, if more space is required)

THIS VOIDS AND REPLACES PREVIOUSLY ISSUED CERTIFICATE DATED: 3/28/2011 WITH ID: 15670076

Project: Retek Building 50 South 10th Street Minneapolis, MN.

See Attached

CERTIFICATE HOLDER

FSP 50 South Tenth Street Corp.
401 Edgewater Place #200
Wakefield, MA 01880-6210

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Coll:3585642 Tpl:1238212 Cert:17215474

© 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05)

The ACORD name and logo are registered marks of ACORD

33

AGENCY CUSTOMER ID: 129730

LOC#:

ACORD®

ADDITIONAL REMARKS SCHEDULE

Page 2 of 2

AGENCY		NAMED INSURED
Willis of Minnesota, Inc.		Ryan Companies US, Inc. Suite 300 50 South Tenth Street Minneapolis, MN 55403-2012
POLICY NUMBER See First Page		
CARRIER See First Page	NAIC CODE	EFFECTIVE DATE: See First Page

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,
FORM NUMBER: 25 FORM TITLE: CERTIFICATE OF LIABILITY INSURANCE

Employee Dishonesty
Issuing Carrier: Federal Insurance Company
Policy Number: 8223-0993
Policy Term: 12/15/2010 - 12/15/2011
Policy Limit: $1,000,000

It is agreed that FSP 50 South Tenth Street Corp., FSP 50 South Tenth Street LLC, Franklin Street Properties Corp., and FSP Property Management LLC are included as Additional Insureds as respects to General Liability, but solely in regards to work being performed by or on behalf of the Named Insured in connection with the project described herein, when required by written contract.

ACORD 101 (2008/01) Coll:3585642 Tpl:1238212 Cert:17215474
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

34

ACORD® EVIDENCE OF COMMERCIAL PROPERTY INSURANCE

DATE (MM/DD/YYYY): 12/28/2011

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND, OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

PRODUCER NAME, CONTACT PERSON AND ADDRESS: PHONE (A/C, No, Ext): 877-945-7378 Willis of Minnesota, Inc. c/o 26 Century Blvd. P. O. Box 305191 Nashville, TN 37230-5191	COMPANY NAME AND ADDRESS — NAIC NO: 25674-005 Travelers Property Casualty Company of America 190 So. LaSalle Street Chicago, IL 60603-3410
FAX (A/C, No): 888-467-2378 E-MAIL ADDRESS: certificates@willis.com	IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH
CODE: SUB CODE:	POLICY TYPE: Commercial Property
AGENCY CUSTOMER ID #:	
NAMED INSURED AND ADDRESS Ryan Companies US, Inc. Suite 300 50 South Tenth Street Minneapolis, MN 55403-2012	LOAN NUMBER: — POLICY NUMBER: KTJCMB545D820111 EFFECTIVE DATE: 03/31/2011 — EXPIRATION DATE: 03/31/2012 — [ ] CONTINUED UNTIL TERMINATED IF CHECKED
ADDITIONAL NAMED INSURED(S)	THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION (Use REMARKS on page 2, if more space is required) [x] BUILDING OR [x] BUSINESS PERSONAL PROPERTY

LOCATION/DESCRIPTION

Project: Retek Building 50 South 10th Street Minneapolis, MN.

Building Value $109,865,563 Rents: $15,814,477

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION PERILS INSURED [ ] BASIC [ ] BROAD [X] SPECIAL

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE: $ See Property Information — DED: $10,000

	YES	NO	N/A	
[ ] BUSINESS INCOME [x] RENTAL VALUE	x			If YES, LIMIT: See Property Info. — Actual Loss Sustained; # of months:
BLANKET COVERAGE	x			If YES, indicate value(s) reported on property identified above: $See Property Info.
TERRORISM COVERAGE	x			Attach Disclosure Notice / DEC
IS THERE A TERRORISM-SPECIFIC EXCLUSION?		x		
IS DOMESTIC TERRORISM EXCLUDED?		x		
LIMITED FUNGUS COVERAGE		x		If YES, LIMIT: DED:
FUNGUS EXCLUSION (If "YES", specify organization's form used)	x			MS C2 35 10 02
REPLACEMENT COST	x			
AGREED VALUE	x			
COINSURANCE		x		If YES, %
EQUIPMENT BREAKDOWN (If Applicable)	x			If YES, LIMIT: Included DED: $10,000
ORDINANCE OR LAW - Coverage for loss to undamaged portion of bldg	x			
- Demolition Costs	x			If YES, LIMIT: Included DED: $10,000
- Incr. Cost of Construction	x			If YES, LIMIT: Included DED: $10,000
EARTH MOVEMENT (If Applicable)	x			If YES, LIMIT: $25,000,000 DED: $100,000
FLOOD (If Applicable)	x			If YES, LIMIT: $25,000,000 DED: $100,000
WIND / HAIL (If Subject to Different Provisions)			x	If YES, LIMIT: DED:
PERMISSION TO WAIVE SUBROGATION IN FAVOR OF MORTGAGE HOLDER PRIOR TO LOSS	x			

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST

[X] MORTGAGEE [ ] CONTRACT OF SALE
[ ] LENDERS LOSS PAYABLE [X] Additional Insured

NAME AND ADDRESS

FSP 50 South Tenth Street Corp.
401 Edgewater Place #200
Wakefield, MA 01880-6210

LENDER SERVICING AGENT NAME AND ADDRESS

AUTHORIZED REPRESENTATIVE

ACORD 28 (2009/12) Coll:3585640 Tpl:1238202 Cert:17215472 Page 1 of 2
© 2003-2009 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

35

EVIDENCE OF COMMERCIAL PROPERTY INSURANCE REMARKS – Including Special Conditions (Use only if more space is required)

Remarks

This policy does not cover Earthquake loss occurring in Alaska, Hawaii, Puerto Rico, California, or Counties identified as High and Moderate Hazard Counties as per MS C6 09.

Flood Limit at Insured Premises within Flood Zones prefixes A as classified under the National Flood Insurance Program is $1,000,000. The deductible relating to Flood coverage within Flood Zone A as classified under the National Flood Insurance Program (for each building and its contents separately) will be the amount recoverable under the National Flood Insurance Program when the maximum amount of insurance permitted by the National Flood Insurance Program applies, whether or not the coverage is purchased or maintained. This policy does not cover Flood loss occurring in Zone V as classified under the National Flood Insurance Program.

FSP 50 South Tenth Street Corp., FSP 50 South Tenth Street LLC and FSP Property Management LLC are included as Additional Insureds as respects to Property coverage.

Franklin Street Properties Corp. is included as Mortgagee as respects as respects referenced location or Property Details.

ACORD 28 (2009/12) Coll:3585640 Tpl:1238202 Cert:17215472 Page 2 of 2

36